Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (101.4%)
U.S. Government Securities (89.1%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	78,099	74,414
United States Treasury Note/Bond	3.875%	8/15/40	791	707
United States Treasury Note/Bond	1.375%	11/15/40	61,900	37,488
United States Treasury Note/Bond	4.250%	11/15/40	21,000	19,615
United States Treasury Note/Bond	1.875%	2/15/41	66,800	43,879
United States Treasury Note/Bond	4.750%	2/15/41	41,400	41,044
United States Treasury Note/Bond	2.250%	5/15/41	103,700	72,233
United States Treasury Note/Bond	4.375%	5/15/41	18,363	17,364
United States Treasury Note/Bond	1.750%	8/15/41	108,390	68,777
United States Treasury Note/Bond	3.750%	8/15/41	21,770	18,944
United States Treasury Note/Bond	2.000%	11/15/41	68,200	45,033
United States Treasury Note/Bond	3.125%	11/15/41	21,900	17,366
United States Treasury Note/Bond	2.375%	2/15/42	43,500	30,498
United States Treasury Note/Bond	3.125%	2/15/42	50,500	39,903
United States Treasury Note/Bond	3.000%	5/15/42	20,800	16,065
United States Treasury Note/Bond	3.250%	5/15/42	36,780	29,539
United States Treasury Note/Bond	2.750%	8/15/42	17,000	12,577
United States Treasury Note/Bond	3.375%	8/15/42	97,500	79,539
United States Treasury Note/Bond	2.750%	11/15/42	47,100	34,714
United States Treasury Note/Bond	4.000%	11/15/42	32,900	29,312
United States Treasury Note/Bond	3.125%	2/15/43	15,111	11,796
United States Treasury Note/Bond	3.875%	2/15/43	47,500	41,503
United States Treasury Note/Bond	2.875%	5/15/43	55,446	41,481
United States Treasury Note/Bond	3.875%	5/15/43	30,000	26,166
United States Treasury Note/Bond	3.625%	8/15/43	25,000	20,961
United States Treasury Note/Bond	4.375%	8/15/43	8,500	7,940
United States Treasury Note/Bond	3.750%	11/15/43	16,557	14,117
United States Treasury Note/Bond	3.625%	2/15/44	48,800	40,809
United States Treasury Note/Bond	3.375%	5/15/44	28,500	22,898
United States Treasury Note/Bond	3.125%	8/15/44	59,449	45,785
United States Treasury Note/Bond	3.000%	11/15/44	64,651	48,650
United States Treasury Note/Bond	2.500%	2/15/45	36,500	25,037
United States Treasury Note/Bond	3.000%	5/15/45	30,205	22,616
United States Treasury Note/Bond	2.875%	8/15/45	57,963	42,367
United States Treasury Note/Bond	3.000%	11/15/45	42,100	31,404
United States Treasury Note/Bond	2.500%	2/15/46	46,295	31,379
United States Treasury Note/Bond	2.500%	5/15/46	810	547
United States Treasury Note/Bond	2.250%	8/15/46	45,600	29,184
United States Treasury Note/Bond	2.875%	11/15/46	19,969	14,430
United States Treasury Note/Bond	3.000%	2/15/47	60,998	45,015
United States Treasury Note/Bond	3.000%	5/15/47	8,636	6,360
United States Treasury Note/Bond	2.750%	8/15/47	38,230	26,785

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.750%	11/15/47	26,290	18,382
	United States Treasury Note/Bond	3.000%	2/15/48	68,900	50,491
	United States Treasury Note/Bond	3.125%	5/15/48	48,000	35,947
	United States Treasury Note/Bond	3.000%	8/15/48	42,333	30,923
	United States Treasury Note/Bond	3.375%	11/15/48	13,561	10,616
	United States Treasury Note/Bond	3.000%	2/15/49	22,920	16,714
[1]	United States Treasury Note/Bond	2.875%	5/15/49	63,761	45,310
	United States Treasury Note/Bond	2.250%	8/15/49	54,800	34,010
	United States Treasury Note/Bond	2.375%	11/15/49	25,200	16,069
	United States Treasury Note/Bond	2.000%	2/15/50	85,500	49,750
	United States Treasury Note/Bond	1.250%	5/15/50	62,500	29,521
	United States Treasury Note/Bond	1.375%	8/15/50	112,797	55,024
	United States Treasury Note/Bond	1.625%	11/15/50	103,012	53,824
	United States Treasury Note/Bond	1.875%	2/15/51	117,100	65,375
	United States Treasury Note/Bond	2.375%	5/15/51	119,800	75,586
	United States Treasury Note/Bond	2.000%	8/15/51	121,000	69,462
	United States Treasury Note/Bond	1.875%	11/15/51	102,200	56,673
	United States Treasury Note/Bond	2.250%	2/15/52	113,000	68,912
	United States Treasury Note/Bond	2.875%	5/15/52	109,000	76,709
	United States Treasury Note/Bond	3.000%	8/15/52	94,500	68,247
	United States Treasury Note/Bond	4.000%	11/15/52	49,800	43,637
	United States Treasury Note/Bond	3.625%	2/15/53	52,700	43,058
[2]	United States Treasury Note/Bond	3.625%	5/15/53	59,800	48,877
	United States Treasury Note/Bond	4.125%	8/15/53	53,800	48,176
	United States Treasury Note/Bond	4.750%	11/15/53	99,000	98,474
	United States Treasury Note/Bond	4.250%	2/15/54	40,000	36,625
					2,572,633
Agency Bonds and Notes (5.8%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/38	36,000	17,215
	Federal Farm Credit Banks Funding Corp.	3.820%	6/15/37	25,000	21,987
	Federal Farm Credit Banks Funding Corp.	4.000%	9/8/37	25,000	22,382
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/38	14,465	6,819
[3]	Federal National Mortgage Assn.	0.000%	11/15/30	49,591	35,970
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	68,687	49,012
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	14,988
					168,373
Conventional Mortgage-Backed Securities (5.1%)
[4,5]	Ginnie Mae	6.500%	6/15/54	58,500	59,021
[3,4,5]	UMBS Pool	4.000%	6/25/52	30,600	26,977
[3,4,5]	UMBS Pool	5.500%	5/15/54	15,250	14,802
[3,4,5]	UMBS Pool	6.500%	5/15/54	45,650	45,978
					146,778
Nonconventional Mortgage-Backed Securities (1.4%)
[3,4]	Fannie Mae REMICS	2.000%	8/25/50	42,860	28,976
[4]	Ginnie Mae REMICS	5.000%	11/20/52	13,575	12,013
					40,989
Total U.S. Government and Agency Obligations (Cost $3,563,930)					2,928,773
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1522 (Cost $4,874)	2.361%	10/25/36	6,375	4,710

		Coupon		Shares	Market Value ($000)
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[6]	Vanguard Market Liquidity Fund (Cost $99,128)	5.394%		991,455	99,136
Total Investments (105.0%) (Cost $3,667,932)					3,032,619
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.0%)
[3,4]	UMBS Pool	3.500%	3/25/52	(30,600)	(26,349)
[3,4]	UMBS Pool	6.000%	5/15/54	(31,400)	(31,101)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $57,672)					(57,450)
Other Assets and Liabilities—Net (-3.0%)					(86,896)
Net Assets (100%)					2,888,273
Cost is in $000.
1	Securities with a value of $44,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $9,930,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2024.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	June 2024	783	82,013	(111)
10-Year U.S. Treasury Note	June 2024	24	2,579	(7)
Long U.S. Treasury Bond	June 2024	1,976	224,894	(5,618)
				(5,736)
Short Futures Contracts
2-Year U.S. Treasury Note	June 2024	(1,105)	(223,935)	1,538
Ultra 10-Year U.S. Treasury Note	June 2024	(392)	(43,206)	806
Ultra Long U.S. Treasury Bond	June 2024	(52)	(6,217)	18
				2,362
				(3,374)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
4/24/25	N/A	1,000	0.000[1]	(2.708)[2]	—	—
4/25/25	N/A	1,000	0.000[1]	(2.705)[2]	—	—
					—	—
1	Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
2	Interest payment received/paid at maturity.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows.  Under the terms of the swap, one party pays a fixed rate applied to a notional amount.  In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,928,773	—	2,928,773
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,710	—	4,710
Temporary Cash Investments	99,136	—	—	99,136
Total	99,136	2,933,483	—	3,032,619
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	57,450	—	57,450
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,362	—	—	2,362
Swap Contracts	—[1]	—	—	—
Total	2,362	—	—	2,362
Liabilities
Futures Contracts[1]	5,736	—	—	5,736
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.